[VANGUARD MORGAN GROWTH FUND LOGO]

Annual Report 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard LIFEStrategy Funds and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Funds since their inceptions and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                               /s/ JOHN C. BOGLE
                               -----------------



VANGUARD/MORGAN GROWTH FUND seeks to provide long-term growth of capital by investing primarily in the common stocks of established growth companies, but may also invest in emerging and cyclical growth companies. Current income and short-term fluctuations are not considerations in the selection of investments.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

With a total return of +36.0% during 1995, Vanguard/Morgan Growth Fund enjoyed the second largest gain in our 27-year history. This gain was achieved in the most powerful stock market in nearly four decades, making equities clearly the best asset class in which to have been invested.

     The table below reflects our fine absolute performance and also compares our total return (capital change plus reinvested dividends) with that of the unmanaged Standard & Poor's 500 Composite Stock Price Index and the average growth mutual fund. In a year in which large-capitalization stocks led the market, we gave the large-cap, blue-chip Index a run for its money. We also provided a return substantially above the return of our mutual fund peer group.

-------------------------------------------------------
                                       TOTAL RETURN
                                     ------------------
                                        YEAR ENDED
                                     DECEMBER 31, 1995
-------------------------------------------------------
MORGAN GROWTH FUND                        +36.0%
-------------------------------------------------------
AVERAGE GROWTH MUTUAL FUND                +30.8%
STANDARD & POOR'S 500 STOCK INDEX         +37.6
-------------------------------------------------------

The Fund's return is based on net asset values of $11.36 per share on December 31, 1994, and $14.09 on December 31, 1995, with the latter figure adjusted to take into account the reinvestment of our annual dividend of $.15 per share from net investment income and two distributions totaling $1.16 per share from net capital gains, nearly all of which were realized during the calendar year.

THE STOCK MARKET IN 1995

The great bull market in stocks we enjoyed during the year was virtually uninterrupted, as stock prices rose in eleven of the past twelve months. The dimension of the increase was close to record breaking, delighting the bulls even as it astonished the bears. By year's end, the Standard & Poor's 500 Index had generated a total return of +37.6%--its best year since 1958.

     There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of:
(1) record-breaking corporate profits; (2) a growing speculative fever in the marketplace, especially during the final weeks of the year; and (3) a sharp decline in long-term interest rates. The rise in corporate profits was particularly striking. It's estimated that operating earnings for the companies in the Standard & Poor's 500 Index increased about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%.

     This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.2%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns-- are clearly taking a back seat to the market's high valuation of the long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as 1996 begins, we face an environment that is surely sobering.

     The huge decline in interest rates during the year not only provided a major stimulus to the stock market but also set bond prices afire. The yield of the Lehman Long-Term Corporate Bond Index declined from 8.9% to 6.9% during 1995, even below its level of 7.1% at the start of 1994. The 1995 decline drove long-term bond prices upward by fully +19%, resulting in a total return (including the interest coupon) of +28%--remarkably competitive with the return on stocks. Short-term rates also declined, as the Federal Reserve reduced the Federal funds rate (the rate at which banks borrow from one another) in July and again in December. On balance during the year, the yield on the U.S. Treasury bill eased from 5.6% to 5.0%.

     This improvement in the actual (and expected) interest rate environment was caused largely by a measurable softening in the growth of

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[FIGURE 2]

the U.S. economy, perhaps with further weakness to come. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. Indeed, the Consumer Price Index (CPI) was quite well behaved in 1995, rising by but +2.6%, its smallest increase since 1986. Investors should carefully ponder the extent to which today's high growth rate of corporate earnings is likely to be sustained in a slowing economy.

THE 1990S SO FAR

During the past year, growth stocks (return of +38.1%) and value stocks (+37.0%) were relatively equal participants in the great bull market. So far during the 1990s, as shown in the chart above, there was little overall difference between the two investment styles, despite some considerable year-to-year variations.

     You will note that, during this six-year period, the average annual rates of return of the two groups of stocks were virtually identical: +13.3% for the Standard & Poor's Growth Index and +12.6% for the Standard & Poor's Value Index. (Each Index represents about 50% of the total market capitalization of the Standard & Poor's 500 Index.) Since this long-term congruence conceals significant annual variations, we have also shown the year-by-year total returns of the two Indexes. Please note especially the enormous disparity of returns in 1993 (Growth Index +2%; Value Index +19%). Note also that the Growth Index was the better performer in four of the remaining five years.

     What should you make of these numbers? I suggest that you consider my comments in our 1994 Annual Report: "This outcome suggests the wisdom of consistently sticking to your objectives, rather than endeavoring (fruitlessly, I believe) to switch back and forth between these two market segments in the search for higher returns. Put another way, most investors would benefit by 'staying the course' that best meets their needs, whether in growth stocks or value stocks, or some steady mix of the two."

     I should add that the extraordinary gains achieved by stocks in the great bull market of 1995 have materially added to the total return of the Standard & Poor's 500 Index so far during the 1990s. One year ago, the five-year return on the Index averaged just +8.7% annually. When we tack on an ebullient 1995, the six-year return rises sharply, to +13.1%. These two returns, in substance, nicely bracket the +10.7% long-term (since 1926) annual return on stocks. In any event, I would be very surprised if the decade of the 1990s, when it comes to its conclusion, will have matched the average return on stocks of +17.5% per year during the Golden Eighties.

THE FUND IN 1995

In a very strong market for the large blue-chip stocks, we are pleased that the total return of Morgan Growth Fund proved so competitive with that of the Standard & Poor's 500 Index. Indeed, despite the fact that less than 60% of our assets was invested in stocks represented in the Index, the return on the stock portion of our portfolio exceeded the Index return. Our shortfall, then, resulted from our customary modest position in cash reserves (averaging about 8% of net assets), which slightly eroded our performance edge.

     Within the stock component, the Fund was aided by its lower position (5% of assets versus 10% for the Index) in the lagging energy sector. On the other hand, generally good selections of specific technology issues were pretty much offset by inferior selections in the health-care arena.

     We are especially proud of the drubbing (there is really no other word for it) we gave the average growth mutual fund, exceeding its return of +30.8% by more than five percentage points. With one exception, the composition of the average growth portfolio was quite similar to ours. We both held almost identical weightings in large-, medium-, and small-cap U.S. stocks, and we both had small allocations (about 9% of our assets) in the lagging foreign stock group. The only significant difference was our much larger investment in the technology sector (26% for the Fund versus 20% for our peers), where our good choice of individual technology issues, as noted above, appears to have been largely responsible for our substantial performance superiority.

     It gives me great pleasure to report that each of the four investment advisers we employ under our multi-manager strategy outpaced the average growth fund, in each case by a substantial margin. The return earned by Husic Capital Management, however, was truly superb. (Husic trailed the other advisers in 1994; there may be a message here!) Vanguard's Core Management Group also distinguished itself with an outstanding year. In all, I believe that our multi-manager strategy, designed and established in 1990 to ensure broad diversification, is beginning to justify our confidence. This table shows the Fund's allocation of assets at year end:

--------------------------------------------------------
                                   TOTAL NET ASSETS
                               -------------------------
                               DECEMBER 31, 1995   1994
                               -------------------------
                                MILLIONS       %      %
--------------------------------------------------------
WELLINGTON MANAGEMENT CO.         $  567      39     40
FRANKLIN PORTFOLIO ASSOCIATES        484      33     34
HUSIC CAPITAL MANAGEMENT             189      13     12
VANGUARD CORE MANAGEMENT             149      10     10
CASH RESERVES                         82       5      4
--------------------------------------------------------
TOTAL                             $1,471     100%   100%
--------------------------------------------------------

     The small annual changes in allocation largely reflect differences in each manager's relative return; at this time, we expect no reallocations during 1996. We would note that, despite its modest allocation of 13% of assets, Husic has marginally boosted the Fund's total volatility, and hence its risk.

THE PERSPECTIVE OF A DECADE

Morgan Growth Fund's outstanding return in 1995 added a modest increment to our ten-year superiority over the average growth fund. As shown in the chart on the following page, we have experienced our ups and downs during the past decade. On balance, however, we have provided returns that are more than competitive with industry norms. While we have lagged the Standard & Poor's 500 Index over the full period, we continue to seek to outpace it (which we have succeeded in doing over our full twenty-seven years of operations, going back to December 31, 1968). This table summarizes our ten-year record:


----------------------------------------------------
                                  TOTAL RETURN*
                              ----------------------
                              DECEMBER 31, 1985, TO
                                DECEMBER 31, 1995
                              ----------------------
                                         FINAL VALUE
                             AVERAGE      OF INITIAL
                              ANNUAL      INVESTMENT
                                RATE      OF $10,000
----------------------------------------------------
MORGAN GROWTH FUND            +13.0%         $34,030
----------------------------------------------------
AVERAGE GROWTH FUND           +12.4%         $32,080
STANDARD & POOR'S 500 INDEX   +14.9           39,950
----------------------------------------------------

 *Assumes reinvestment of all income dividends and capital gains distributions.

It should go without saying that the returns reflected in the table are merely history. Future returns of the Fund--both on an absolute basis and relative to the average growth fund and the Index--are unpredictable and may be better or worse than those illustrated.

     I would note, in candor, that Morgan Growth Fund's annual margin of superiority over our peers was more than accounted for by our expense ratio advantage of about 1.0% (our annual costs amounted to only 0.5% last year, compared to 1.5% for our

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[FIGURE 3]

Average Annual Total Returns--Periods Ended December 31, 1995
-------------------------------------------------------------
                                  1 Year   5 Years  10 Years
-------------------------------------------------------------
MORGAN GROWTH FUND                +35.98%   +15.25%   +13.03%
AVERAGE GROWTH FUND               +30.79    +15.73    +12.36
STANDARD & POOR'S 500 INDEX       +37.58    +16.59    +14.86



Note: Past performance is not predictive of future performance.


competitors). Thus, the gross returns earned by our advisers were a hair below average. We aspire to a much higher goal than "average," and our low costs are designed to give us a bit of a tailwind on our voyage to superior returns.

     The chart above also reflects our shortfall in return relative to the Standard & Poor's 500 Index. This Index, as you know, is a tough competitor for actively managed mutual funds. It always has been! The Index is calculated "on paper," without the real world expenses of fund operations, advisory fees, portfolio transaction costs, and the impact of cash reserves. Mutual funds, on the other hand, must incur such costs, which has made it difficult for most professional money managers to provide more than compensatory returns. Indeed, during the past decade, only 32 of the 154 growth funds in operation throughout the period (there are now 646 growth funds!) outpaced the Index.

IN SUMMARY

When I wrote to you in our 1994 Annual Report, after a tough and bumpy ride in a lackluster year, I warned you that "the stock market is surely due for its share of difficult bumps along the way during the next few years." As 1995 was to turn out, I hardly could have been more wide of the mark. Whether 1996 or even 1997 will confirm my caution remains to be seen.

     To state the obvious, 1995 was an extraordinarily bountiful year for the shareholders in Morgan Growth Fund. We should all take (only) a moment to bask in the light of the generous rewards we earned. We should also recognize, however, that the financial markets are never a "one-way street," and the risks that exist today in the stock market may well come home to roost in 1996 and erode our 1995 bounty. Put even more bluntly, our shareholders enjoyed an enhancement of +36% in value during the year. With this gain now behind us, even a significant market decline seems unlikely to take shareholders back to where we were--presumably with satisfaction--just one year ago.

     Under these circumstances, what course of action should shareholders of Morgan Growth Fund follow? In our Annual Report a year ago, under very different circumstances, I urged you to "stay the course," despite the lackluster returns provided by equities during the year. Today, you should recognize that, despite the short-term risks of investing, the biggest long-term risks are: (1) failing to invest in stocks at all; and (2) following an erratic and ever- changing course. For our part, we intend to carefully oversee the work of our four advisers, as they together seek to achieve the Fund's goal of long-term capital growth that has been in place since we began operations in 1968. "Stay the course" proved wise counsel a year ago; I reiterate it today.

Sincerely,

/s/ JOHN C. BOGLE
-----------------
John C. Bogle
Chairman of the Board

January 11, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.

                          AVERAGE ANNUAL TOTAL RETURNS

The average annual total returns for the Fund (periods ended December 31, 1995) are as follows:

                                                                                       10 YEARS
                                                                        -------------------------------------
                          INCEPTION                                      TOTAL         CAPITAL         INCOME
                            DATE          1 YEAR         5 YEARS        RETURN          RETURN         RETURN
                          --------        -------        -------        -------        -------         ------
MORGAN GROWTH FUND        12/31/68        +35.98%        +15.25%        +13.03%        +10.81%         +2.22%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                  REPORT FROM WELLINGTON MANAGEMENT COMPANY


The domestic stock market turned in a surprisingly strong performance in 1995, propelled by the unusual combination of sharply falling long-term interest rates and sharply higher corporate profits. We are happy to report that our portfolio turned in a result that was close to the market's near-record return, and we finished the year ahead of comparable growth funds.

     Meanwhile, the mid-cycle slowdown in the domestic economy has continued for longer than we had anticipated. Slow job growth and constrained consumption have prolonged the inventory overhang, keeping pressure on production and pricing. While the probabilities of a recession are higher than a year ago, we still do not see the excesses that have historically led to a severe economic downturn.

     We do see subdued consumer spending patterns plus slowing capital goods and export growth, but the Federal Reserve has left itself plenty of room to bring short-term interest rates down. In fact, given the slow pace of business and the good inflation numbers, the Fed has perhaps been too slow to lower rates. The recent quarter-point reduction in short rates is apt to be followed by further Fed action. This combination of easier monetary policy and fiscal restraint, coming from whatever budget accord is achieved, should spur better levels of economic activity in the second half of this year. Even so, real economic growth this year will probably be under 2%, which is less than in 1995. In addition, corporate profit growth will be significantly lower than in 1995.

     During the past few months, with the U.S. economy remaining in the doldrums, technology stocks faltered as investors shifted their emphasis to companies in more stable industries, such as health care and consumer staples, as well as to those that benefit from lower interest rates, such as financial issues. Besides the technology sector, where electronics and communications stocks suffered the most, other lagging stock groups included the more economically sensitive consumer cyclical and basic commodity companies. At this point, valuations on the more stable industry participants seem to be rich in contrast to their more cyclical brethren, where valuations are more subdued, but are still at risk for possible earnings disappointment during this extended period of economic malaise.

    Our plan is to emphasize companies that we believe can produce above-average earnings despite a difficult operating environment. While we remain big believers in the long-term potential of technology, including such important trends as client/server computing, data processing outsourcing, wireless communications, and the burgeoning Internet, we did, in fact, take some money out of the technology arena during the past six months as selected stocks reached our price targets. A look at the additions to the portfolio during this period shows that we established 17 new positions in seven different sectors; four of the new names were in technology. This diversity illustrates our approach to the growth universe. At the current time, we particularly like media, health care, computer software and services, and communications.

     Since our last report, we have added a number of new names to the portfolio that have developed strong brand identities. In the consumer arena, we added Gucci, a name synonymous with luxury goods; Starbucks, the coffee chain; Southwest Airlines, a well-run airline; and two Italian stylists: Fila in shoes and apparel, and De Rigo in eyewear. The final new brand name introduced to the portfolio during the period was COMPAQ. While the company obviously does have strong brand awareness in consumer channels, our interest in the company is due principally to its strengths in international markets and in servers for the corporate PC upgrade cycle.

     Other additions during this period included three computer software/service firms, namely IDX Systems in the hospital information market, DST Systems in the financial/mutual fund sector, and FTP Software, a communications software company with exposure to the Internet. We also returned in a way to Vencor, a health services provider that recently purchased Hillhaven, a stock where we had achieved a very nice return this past year. Because we have been optimistic about domestic natural gas prices, we bought two growing gas companies, Noble Affiliates and Union Pacific Resources, the latter company being the energy operation that is spinning out of the railroad conglomerate. In the financial sector, we added State Street Boston, the largest servicer of financial assets in the world, and Amerin, a rapidly growing, small, low-cost operator changing the way mortgage insurance is provided to the home buyer.

     Most of the eliminations during this period were examples of profit-taking, with only a couple of sales due to disappointing developments at the companies. Of note, we eliminated four broadcasting companies, three on takeovers--CBS, Capital Cities, and Multimedia--and the fourth, Infinity Broadcasting, on very strong price movement. We took nice gains in Baby Superstore and Biogen. We shifted the proceeds of the first into Home Depot, the predominant home supply chain, and we shifted the proceeds of the latter into Genetics Institute, another strong biotech entity, and Biomet, the world's premier orthopedic purveyor. We also took profits in the technology companies McAfee and Uunet. Although we did well with Uunet, Microsoft's Internet access provider, we sold the Internet stocks early, maybe because we relied a little too much on traditional valuation approaches.

     Some of the losers we eliminated included Avid Technology, involved in digital media editing, where we were blindsided on fundamentals, and Physician Corp. of America, which turned out to be a poorly run HMO. Our final sales were Estee Lauder, a recent IPO, where we liked the company a lot, but the stock took a very sharp run-up immediately after it was issued and so we decided to move on, Cabletron Systems, a networking hardware provider, and Andina, the Chilean Coke bottler, where we nailed down a very nice profit.

     In summary, the global economic slowdown puts earnings at risk at many companies. However, we believe that there is only a moderate likelihood of a domestic recession. In response to this slowdown, we do think that there will be a measurable decline in short-term rates, especially if the budget battle in Washington can be resolved. Meanwhile, in this weaker economic environment, we believe that growth companies remain well positioned in the stock market.

Respectfully,

Robert D. Rands, Senior Vice President
Portfolio Manager

Wellington Management Company

January 15, 1996

                         SPECIAL NOTICE TO SHAREHOLDERS

NEW AGREEMENT TO REDUCE INVESTMENT ADVISORY FEES

We are pleased to announce that the Board of Directors of Vanguard/Morgan Growth Fund has reached an agreement with Wellington Management Company (WMC), one of the Fund's investment advisers, on a revised investment advisory agreement. The revised agreement involves a reduction in the annual rate of advisory fees to be paid to WMC. Given the assets of $567,098,000 currently assigned to WMC, the dollar amount of the annual fee paid to WMC would decline from $1,013,000 to $942,000, a reduction of $71,000. The new effective annual fee rate paid to WMC would equal 0.17% of its current assets and would decline further if its assets under management were to continue to grow.

     Under the terms of the new agreement, the Fund will pay WMC a basic advisory fee at the end of each fiscal quarter based on the average month-end net assets managed by WMC during the quarter. The quarterly rate is applied according to the following annual fee schedule:

----------------------------------------------
                                  ANNUAL BASIC
          NET ASSETS                FEE RATE
----------------------------------------------
      FIRST $500 MILLION              0.175%
      NEXT $500 MILLION               0.100
      OVER $1 BILLION                 0.075
----------------------------------------------

Both the current and revised agreements provide that the basic fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the WMC-managed assets relative to the investment performance of the Growth Fund Stock Index. (The Index measures the performance of the common stock holdings of the 50 largest growth mutual funds, as calculated by Morningstar, Inc.) The table to the right sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Fund to WMC under the new advisory agreement.


----------------------------------------------------------
CUMULATIVE 36-MONTH PERFORMANCE           PERFORMANCE FEE
VERSUS THE GROWTH FUND STOCK INDEX          ADJUSTMENT*
----------------------------------------------------------
LESS THAN -12%                           -0.50 X BASIC FEE
BETWEEN -12% AND -6%                     -0.25 X BASIC FEE
BETWEEN -6% AND 6%                        0.00 X BASIC FEE
BETWEEN 6% AND 12%                       +0.25 X BASIC FEE
MORE THAN 12%                            +0.50 X BASIC FEE
----------------------------------------------------------

*For purposes of this calculation, the basic fee is calculated by applying the quarterly fee rate against average assets over the 36-month period.



This revised investment advisory agreement replaces the Fund's original agreement with the adviser dated April 24, 1990, and will go into effect on April 1, 1996. (Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending June 30, 1999; until that date, the fee will be calculated according to certain transition rules.) Until the effective date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule. For the year ended December 31, 1995, the Fund paid approximately $571,000 to WMC for investment advisory services.

     The adviser, located at 75 State Street, Boston, Massachusetts, is a professional investment advisory firm which globally provides investment services to investment companies, institutions, and individuals. Among the clients of WMC are 12 investment companies of The Vanguard Group of Investment Companies. Under the terms of its investment advisory agreement with the Fund, the adviser agrees to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise, and administer the Fund's investment program. The adviser discharges its responsibilities subject to the control of the officers and directors of the Fund.

                  REPORT FROM FRANKLIN PORTFOLIO ASSOCIATES



Toward the end of our 1995 fiscal year, the economy began to show some signs of slowing as we near the 1996 election campaign. A downward shift in rates by the Fed is a favorable indication that policymakers are attuned to mitigating the boom-bust cycle to a sufficient degree. The shift rightward in the economic agenda seems to have peaked. We foresee a new political equilibrium emerging that will have the government's share of the economy at lower levels. The degree to which the budget negotiations have foundered may be in part a sign of sensitivity to these approaching elections. Although the two sides in the debate were never as far apart as their rhetoric indicated, it still seems too early to glance with fear or joy toward the 1996 elections.

     The nation's problems associated with income inequality appear to be growing. This is a structural phenomenon and cannot change greatly in the short term. The degree to which either policy or market forces mitigate this problem is open to question and may be one of the big questions of the next few years.

     In the financial markets, the dollar showed a spotty weakness against the major European currencies, but was strong against major Pacific Rim currencies. During the past fiscal year, particular strength was shown by financial related issues, and by the health-care sector. Larger capitalization stocks also outperformed smaller issues. We continue to view equities as being slightly on the "rich" side. We offer the caveat that market timing is not, in our view, an ingredient of most successful investment strategies. "Staying the course" with a well-chosen investment mix suits most investors' needs and temperaments.

     We have been managers of part of the Vanguard/Morgan Growth Fund for over five and one-half years. This period has been a favorable one for the ownership of equities, with the S&P 500 Index up +14.9% per annum. The strong 1995, with an S&P return of +37.6%, was an unusual year. It underscores the benefits of equity ownership.

     For the past year, our performance was weaker than our passive Growth Fund Stock Index benchmark, driven mostly by weak relative performance in December. We take solace from the fact that performance comparisons for both short and long time periods show us to have a favorable competitive position within the peer group of Morningstar Growth Funds. This table summarizes our record:


----------------------------------------------------
        RANK OF FRANKLIN/MORGAN SUB-PORTFOLIO
           VERSUS MORNINGSTAR GROWTH FUNDS
        -------------------------------------
                  THROUGH 12/31/95
----------------------------------------------------
     LAST 5 YEARS                  83RD OUT OF 294
     LAST 3 YEARS                  86TH OUT OF 437
     LAST 1 YEAR                   218TH OUT OF 770
----------------------------------------------------

Source: Morningstar, Inc.

Our strategy is to build a margin of superiority by trying to achieve many small positive differences in performance rather than a few big ones. This strategy leads to our being fully invested at all times. Therefore, the market value of our portion of the portfolio is almost certain to decline in a sustained bear market for equities. Our strategy is more compatible with the needs of long-term equity investors than with those of speculators. We look forward to 1996 with considerable optimism.

Respectfully,

Franklin Portfolio Associates

January 8, 1996

                         SPECIAL NOTICE TO SHAREHOLDERS

NEW AGREEMENT TO REDUCE INVESTMENT ADVISORY FEES

We are pleased to announce that the Board of Directors of Vanguard/Morgan Growth Fund has reached agreement with Franklin Portfolio Associates (FPA), one of the Fund's investment advisers, on a revised investment advisory agreement. The revised agreement involves a reduction in the annual rate of advisory fees to be paid to FPA, however, the savings will not begin until assets exceed $500,000,000. The effective annual fee rate equals 0.19% of the adviser's current assets but will decline if its assets under management grow above $500,000,000.

     Under the terms of the new agreement, the Fund will pay FPA a basic advisory fee at the end of each fiscal quarter, based on the average month-end net assets managed by FPA during the quarter. The quarterly rate is applied according to the following annual fee schedule:


-----------------------------------------------
                                  ANNUAL BASIC
          NET ASSETS                FEE RATE
-----------------------------------------------
      FIRST $100 MILLION              0.25%
      NEXT $200 MILLION               0.20
      NEXT $200 MILLION               0.15
      OVER $500 MILLION               0.10
-----------------------------------------------


Both the current and revised agreements provide that the basic fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the FPA-managed assets relative to the investment performance of the Growth Fund Stock Index. (The Index measures the performance of the common stock holdings of the 50 largest growth mutual funds, as calculated by Morningstar, Inc.)

     This revised investment advisory agreement replaces the Fund's original agreement with the adviser dated April 24, 1990, and will go into effect on April 1, 1996. Until the effective date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule. For the year ended December 31, 1995, the Fund paid approximately $923,000 to FPA for investment advisory services.

     The adviser, located at One Post Office Square, Boston, Massachusetts, is a professional investment advisory firm which specializes in the management of common stock portfolios through the use of quantitative investment models. Founded in 1982, FPA, a Massachusetts business trust, is a wholly-owned subsidiary of Mellon Financial Services Corporation, which is itself a wholly-owned subsidiary of Mellon Bank Corporation. Under the terms of its investment advisory agreement with the Fund, the adviser agrees to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise, and administer the Fund's investment program. The adviser discharges its responsibilities subject to the control of the officers and directors of the Fund.

                         TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in VANGUARD/MORGAN GROWTH FUND for the 25-year period ended December 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.

------------------------------------------------------------------------------------------------------------------------
PERIOD                              PER SHARE DATA*                                 TOTAL INVESTMENT RETURN**
------------------------------------------------------------------------------------------------------------------------
                                                                                    Morgan Growth Fund           S&P 500
                                                          Value with Income   ------------------------------     -------
Year Ended     Net Asset    Capital Gains      Income   Dividends & Capital   Capital     Income       Total       Total
December 31        Value    Distributions   Dividends      Gains Reinvested    Return     Return      Return      Return
------------------------------------------------------------------------------------------------------------------------
1971             $  8.06               --        $.10             $    8.18    +26.3%      +1.9%      +28.2%      +14.2%
------------------------------------------------------------------------------------------------------------------------
1972                9.18           $  .48         .07                  9.96    +20.7       +1.1       +21.8       +19.0
------------------------------------------------------------------------------------------------------------------------
1973                7.11              .27         .09                  8.05    -20.0       +0.8       -19.2       -14.7
------------------------------------------------------------------------------------------------------------------------
1974                4.74               --         .11                  5.45    -33.4       +1.1       -32.3       -26.3
------------------------------------------------------------------------------------------------------------------------
1975                6.62               --         .13                  7.81    +39.7       +3.4       +43.1       +37.1
------------------------------------------------------------------------------------------------------------------------
1976                7.77               --         .11                  9.30    +17.4       +1.7       +19.1       +23.8
------------------------------------------------------------------------------------------------------------------------
1977                8.18               --         .15                  9.99    + 5.2       +2.2       + 7.4       - 7.2
------------------------------------------------------------------------------------------------------------------------
1978                9.35              .11         .21                 11.92    +16.1       +3.2       +19.3       + 6.5
------------------------------------------------------------------------------------------------------------------------
1979                9.47             1.13         .29                 14.16    +15.3       +3.5       +18.8       +18.4
------------------------------------------------------------------------------------------------------------------------
1980               12.36               --         .31                 19.08    +30.5       +4.2       +34.7       +32.4
------------------------------------------------------------------------------------------------------------------------
1981               11.05              .45         .29                 18.16    - 7.1       +2.3       - 4.8       - 4.9
------------------------------------------------------------------------------------------------------------------------
1982               12.01             1.31         .30                 23.19    +24.1       +3.6       +27.7       +21.5
------------------------------------------------------------------------------------------------------------------------
1983               13.84             1.04         .25                 29.77    +25.8       +2.6       +28.4       +22.5
------------------------------------------------------------------------------------------------------------------------
1984               11.45             1.39         .31                 27.97    - 8.1       +2.0       - 6.1       + 6.3
------------------------------------------------------------------------------------------------------------------------
1985               13.82              .60         .25                 36.44    +27.5       +2.8       +30.3       +31.8
------------------------------------------------------------------------------------------------------------------------
1986               11.50             2.88         .43                 39.29    + 4.2       +3.6       + 7.8       +18.6
------------------------------------------------------------------------------------------------------------------------
1987                9.39             2.45         .20                 41.26    + 3.3       +1.7       + 5.0       + 5.1
------------------------------------------------------------------------------------------------------------------------
1988               10.27              .98         .24                 50.48    +19.8       +2.5       +22.3       +16.6
------------------------------------------------------------------------------------------------------------------------
1989               11.72              .59         .28                 61.92    +19.9       +2.8       +22.7       +31.7
------------------------------------------------------------------------------------------------------------------------
1990               10.40              .80         .34                 60.98    - 4.4       +2.9       - 1.5       - 3.1
------------------------------------------------------------------------------------------------------------------------
1991               12.20              .86         .29                 78.87    +26.3       +3.0       +29.3       +30.5
------------------------------------------------------------------------------------------------------------------------
1992               12.65              .52         .18                 86.40    + 8.1       +1.4       + 9.5       + 7.6
------------------------------------------------------------------------------------------------------------------------
1993               12.01             1.35         .18                 92.73    + 5.9       +1.4       + 7.3       +10.1
------------------------------------------------------------------------------------------------------------------------
1994               11.36              .31         .14                 91.18    - 2.9       +1.2       - 1.7       + 1.3
------------------------------------------------------------------------------------------------------------------------
1995               14.09             1.16         .15                123.99    +34.6       +1.4       +36.0       +37.6
------------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL                                                                                   +1,843.4%   +1,685.7%
------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                           +12.6%      +12.2%
------------------------------------------------------------------------------------------------------------------------

 *Adjusted for the 3-for-2 stock split, February 3, 1979.
**Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.
Note: The initial net asset value was $6.38 on December 31, 1970, the beginning of the period illustrated. No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                            STATEMENT OF NET ASSETS

                                                            Financial Statements
                                                               December 31, 1995


                                                                         Market
                                                                          Value
                                                      Shares             (000)+
--------------------------------------------------------------------------------
COMMON STOCKS (91.5%)
--------------------------------------------------------------------------------
BASIC MATERIALS (7.5%)
  Air Products & Chemicals, Inc.                    328,900         $    17,349
  Alcan Aluminium Ltd.                               68,200               2,123
  ASARCO, Inc.                                      114,400               3,661
  Boise Cascade Corp.                                30,900               1,070
  British Steel PLC ADR                              18,700                 479
  Cabot Corp.                                       143,700               7,742
  Champion International Corp.                      125,900               5,288
  Commercial Metals Co.                              12,900                 319
* Cytec Industries, Inc.                             14,500                 904
  Dow Chemical Co.                                   14,900               1,049
  E.I. du Pont de Nemours & Co.                      21,100               1,474
  Engelhard Corp.                                   200,000               4,350
  Federal Paper Board Co., Inc.                      14,000                 726
  Georgia Gulf Corp.                                 25,500                 784
  Georgia-Pacific Corp.                              12,300                 844
  International Paper Co.                            20,000                 757
  Kimberly-Clark Corp.                               90,000               7,448
  Lyondell Petrochemical Co.                          7,700                 176
* Magma Copper Co. Class B                           25,000                 697
  Monsanto Co.                                       60,000               7,350
  Morton International, Inc.                        416,300              14,935
* Mueller Industries Inc.                            34,000                 995
  Norsk Hydro AS ADR                                160,600               6,725
  Phelps Dodge Corp.                                 75,700               4,712
  Potash Corp. of Saskatchewan, Inc.                  4,800                 340
  Stone Container Corp.                              73,000               1,049
  Temple-Inland Inc.                                 77,700               3,429
  Terra Industries, Inc.                            312,000               4,407
  Union Carbide Corp.                               178,000               6,675
  Wellman, Inc.                                     104,600               2,380
  Weyerhaeuser Co.                                   17,200                 744
                                                                    ------------
       GROUP TOTAL                                                      110,981
                                                                    ------------
--------------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (4.8%)
  AGCO Corp.                                         15,000                 765
  Abitibi-Price, Inc.                                78,300               1,123
  The Boeing Co.                                     91,300               7,156
  Browning-Ferris Industries, Inc.                   16,100                 475
  Dover Corp.                                        15,800                 583
  General Electric Co.                              323,400              23,285
* General Instrument                                275,000               6,428
* International Rectifier Corp.                      42,600               1,065
  Logicon, Inc.                                      25,200                 693
  McDonnell Douglas Corp.                             4,500                 414
  NACCO Industries, Inc. Class A                      9,400                 522
* Owens-Corning Fiberglas Corp.                      15,500                 695
  Parker Hannifin Corp.                             136,250               4,666
* Republic Waste Industries                         280,000              10,010
  TRW, Inc.                                           9,800                 759
  The Timkin Co.                                     11,100                 425
  The Toro Co.                                       37,500               1,233
* Varity Corp.                                       72,500               2,692
  WMX Technologies Inc.                              44,100               1,317
  York International Corp.                          125,000               5,875
                                                                    ------------
        GROUP TOTAL                                                      70,181
                                                                    ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (13.7%)
  Armstrong World Industries Inc.                     5,600                 347
* AutoZone, Inc.                                    135,000               3,898
* Bed Bath & Beyond Inc.                             70,000               2,704
  Brunswick Corp.                                    85,500               2,052
* Caldor Corp.                                       18,500                  60
  Capital Cities/ABC, Inc.                           65,900               8,130
* Champion Enterprises, Inc.                         26,200                 809
  Chrysler Corp.                                    185,500              10,272
  Circuit City Stores, Inc.                         106,600               2,945
  Comcast Corp. Class A Special                      19,800                 359
* CompUSA, Inc.                                     178,000               5,540
* Detroit Diesel Corp.                               80,000               1,490
* Devon Group, Inc.                                  17,000                 493
  The Walt Disney Co.                                97,300               5,741
  Dow Jones & Co., Inc.                              16,200                 646
  Eastman Kodak Co.                                  17,800               1,193
  Eaton Corp.                                        13,500                 724
  Echlin, Inc.                                      107,200               3,913
* Fieldcrest Cannon, Inc.                            14,400                 239
  Fila Holding SPA ADR                              100,000               4,550
  Gannett Co., Inc.                                  12,700                 779
  Gaylord Entertainment Class A                     227,955               6,326
  General Motors Corp.                               30,700               1,623
  The Goodyear Tire & Rubber Co.                     21,200                 962
* Gucci Group NV-
   NY Registered Shares                              34,300               1,333
* Gymboree Inc.                                     235,000               4,818
  Harman International
   Industries, Inc.                                  12,390                 497
* Heritage Media Corp. Class A                       97,900               2,509
* Hollywood Entertainment Corp.                      22,700                 190
  Home Depot, Inc.                                  160,000               7,660
  Innovex, Inc.                                       9,500                 145
* King World Productions, Inc.                      195,800               7,612
  Knight-Ridder, Inc.                                 8,600                 538
  La Quinta Inns Inc.                               103,700               2,839
  Leggett & Platt, Inc.                               6,200                 150
  Magna International, Inc. Class A                  14,400                 623
  May Department Stores Co.                         325,000              13,731
  Maytag Corp.                                       16,200                 328
  McDonald's Corp.                                  327,900              14,796
* Mirage Resorts, Inc.                               45,600               1,573
  National Service Industries, Inc.                  13,900                 450
* Navistar International Corp.                      232,100               2,437
  New York Times Co. Class A                         20,000                 593
  Newell Co.                                        108,700               2,813
  News Corp. Ltd. ADR                                35,800                 765

                                                                         Market
                                                                          Value
                                                      Shares             (000)+
--------------------------------------------------------------------------------
  News Corp. Ltd. Pfd. ADR                          475,000        $      9,084
* Office Depot, Inc.                                126,300               2,494
  J.C. Penney Co., Inc.                              18,000                 857
  Premark International, Inc.                         7,200                 365
* Rainforest Cafe, Inc.                              20,000                 595
  Ross Stores, Inc.                                  23,300                 446
  St. John Knits, Inc.                               13,500                 717
* Scholastic Corp.                                  100,000               7,775
  E.W. Scripps Co.                                   70,000               2,756
* Sierra On-line, Inc.                               20,300                 579
* The Sports Authority, Inc.                        260,700               5,312
  Springs Industries Inc. Class A                    11,100                 459
  Tandy Corp.                                        17,000                 705
  Times Mirror Co. Class A                           20,200                 684
* Tommy Hilfiger Corp.                              131,500               5,572
  Tribune Co.                                        41,500               2,537
* Ultratech Stepper, Inc.                            93,500               2,396
* Viacom International Class A                       20,000                 918
* Viacom International Class B                      303,647              14,385
* Waban, Inc.                                        40,300                 756
  Wal-Mart Stores, Inc.                             298,600               6,681
  Washington Post Co. Class B                         2,000                 564
  Wendy's International, Inc.                        31,700                 674
  Wolverine World Wide, Inc.                         59,300               1,868
                                                                    ------------
       GROUP TOTAL                                                      201,374
                                                                    ------------
--------------------------------------------------------------------------------
CONSUMER STAPLES (5.8%)
  American Stores Co.                                21,500                 575
  Anheuser-Busch Co., Inc.                           17,400               1,164
  Archer-Daniels-Midland Co.                        462,788               8,330
  Campbell Soup Co.                                  12,800                 768
  The Clorox Co.                                      4,200                 301
  Gillette Co.                                      100,000               5,213
  Great Atlantic & Pacific
   Tea Co., Inc.                                      5,000                 115
  Hormel Foods Corp.                                  8,300                 205
  Hudson Foods Inc. Class A                          10,500                 181
  IBP, Inc.                                         172,700               8,721
* The Kroger Co.                                    187,900               7,046
  PepsiCo, Inc.                                     465,900              26,032
  Philip Morris Cos., Inc.                           73,800               6,679
  Procter & Gamble Co.                               21,700               1,801
  Ralston-Purina Group                              105,000               6,549
* Safeway, Inc.                                     110,100               5,670
  Sara Lee Corp.                                    100,400               3,200
* Starbucks Corp.                                   134,600               2,810
                                                                    ------------
         GROUP TOTAL                                                     85,360
                                                                    ------------
--------------------------------------------------------------------------------
ENERGY (4.7%)
  Atlantic Richfield Co.                             10,800               1,196
  British Petroleum Co. PLC ADR                      95,300               9,733
  Burlington Resources, Inc.                        130,000               5,102
* California Energy Co.                             126,100               2,459
* Global Industrial Technologies, Inc.               27,700                 523
  Halliburton Co.                                    20,500               1,038
* Nabors Industries, Inc.                           420,900               4,683
  Noble Affiliates, Inc.                            180,000               5,378
  Panhandle Eastern Corp.                           118,700               3,309
  Royal Dutch Petroleum Co. ADR                       7,500               1,058
  Schlumberger Ltd.                                  97,200               6,731
* Smith International, Inc.                         114,900               2,700
  Sonat Offshore Drilling Co.                        14,000                 626
  USX-Marathon Group                                 30,100                 587
  Union Pacific Resources
   Group, Inc.                                      134,700               3,418
  Union Texas Petroleum
   Holdings, Inc.                                   210,500               4,078
  Unocal Corp.                                      290,000               8,446
  Vastar Resources, Inc.                            260,000               8,255
                                                                    ------------
        GROUP TOTAL                                                      69,320
                                                                    ------------
--------------------------------------------------------------------------------
FINANCIAL (11.6%)
  Ace, Ltd.                                         250,000               9,938
  AFLAC, Inc.                                       150,900               6,545
  Alex Brown, Inc.                                   12,000                 504
  Allstate Corp.                                     34,600               1,423
  American General Corp.                             17,200                 600
  American International
   Group, Inc.                                       76,032               7,033
  American Re Corp.                                 312,300              12,765
* Amerin Corp.                                       93,600               2,480
  Bank of Boston Corp.                               19,523                 903
  The Bank of New York Co., Inc.                    213,500              10,408
  BankAmerica Corp.                                 181,800              11,772
  Barnett Banks, Inc.                                44,000               2,596
  BayBanks, Inc.                                      6,800                 665
  Bear Stearns Co., Inc.                            127,900               2,542
  CMAC Investment Corp.                              14,600                 642
* CNA Financial Corp.                                26,000               2,951
  Chemical Banking Corp.                             96,700               5,681
  Citicorp                                           18,300               1,230
  A.G. Edwards & Sons, Inc.                         188,000               4,488
  Equifax, Inc.                                      19,000                 406
  Exel Ltd.                                          12,700                 775
  Federal National Mortgage Assn.                    94,200              11,693
  First Bank System, Inc.                           169,484               8,410
  First Chicago NBD Corp.                            11,584                 458
  First Union Corp.                                  10,605                 590
  First USA Inc.                                     97,000               4,304
  Great Western Financial Corp.                     179,321               4,573
  Green Tree Financial Corp.                         34,600                 913
* Gryphon Holdings, Inc.                             31,100                 587
  Household International, Inc.                     124,100               7,337
  MBNA Corp.                                         69,600               2,566
  MGIC Investment Corp.                              70,000               3,798
  Marsh & McLennan Cos., Inc.                         1,800                 160

                                                                         Market
                                                                          Value
                                                     Shares              (000)+
--------------------------------------------------------------------------------
  Merrill Lynch & Co., Inc.                          25,700         $     1,311
  Morgan Stanley Group, Inc.                         70,000               5,644
  NationsBank, Inc.                                  17,314               1,205
  Norwest Corp.                                     130,700               4,313
  Old Republic International Corp.                   26,500                 941
  Orion Capital Corp.                                16,900                 733
  Partnerre Ltd.                                      2,800                  76
  Republic New York Corp.                            12,000                 746
  Salomon, Inc.                                      23,500                 834
  State Street Boston Corp.                          72,000               3,240
  Student Loan Marketing Assn.                       53,000               3,491
  Transamerica Corp.                                 54,100               3,943
  Travelers Group Inc.                              167,900              10,557
  Union Bank of San Francisco                        11,100                 596
  Unitrin Inc.                                        6,400                 302
  Westpac Banking Corp. Ltd. ADR                     14,800                 333
                                                                    ------------
       GROUP TOTAL                                                      170,001
                                                                    ------------
--------------------------------------------------------------------------------
HEALTH CARE (10.1%)
  American Home Products Corp.                       12,500               1,212
  Baxter International, Inc.                         26,900               1,127
  Becton, Dickinson & Co.                            11,400                 855
* Beverly Enterprises Inc.                          450,000               4,781
* Biomet, Inc.                                      214,700               3,811
  Bristol-Myers Squibb Co.                           15,700               1,348
  Cardinal Health, Inc.                             149,800               8,201
  Columbia/HCA Healthcare Corp.                      92,500               4,695
* Community Psychiatric Centers                      35,800                 438
* De Rigo SPA ADR                                    99,800               2,271
* Elan Corp. PLC ADR                                 30,200               1,469
* FHP International Corp.                           129,900               3,637
* Forest Laboratories, Inc.                          58,900               2,665
* Foundation Health Co.                              16,600                 714
* Genetics Institute Inc.
   Depository Shares                                149,700               8,009
  Glaxo Wellcome PLC ADR                             17,600                 497
  Hafslund Nycomed ADR Class B                      286,717               7,526
* Health Management Associates
   Class A                                          117,750               3,076
* Healthcare & Retirement Corp.                      55,500               1,942
* HealthCare Compare Corp.                           21,100                 918
* Horizon/CMS Healthcare Corp.                      174,300               4,401
  Integrated Health Services, Inc.                  155,300               3,882
  Johnson & Johnson                                 122,200              10,463
* Lincare Holdings Inc.                             149,500               3,700
* Living Centers of America, Inc.                     9,000                 315
  Medtronic, Inc.                                   235,300              13,147
  Mylan Laboratories, Inc.                           28,350                 666
* OrNda Healthcorp                                   21,000                 486
* Perrigo Co.                                        27,500                 327
  Pfizer, Inc.                                      306,400              19,303
* Phycor, Inc.                                       80,000               4,040
  Rhone-Poulenc Rorer, Inc.                         250,000              13,312
  Schering-Plough Corp.                              83,000               4,544
* Sierra Health Services                             22,400                 711
* Sunrise Medical, Inc.                              44,400                 822
* Sybron Corp.                                       22,600                 537
* Tenet Healthcare Corp.                             35,300                 733
  U.S. Healthcare, Inc.                              15,600                 724
* Vencor, Inc.                                       89,960               2,924
  Zeneca Group ADR                                   69,781               4,074
                                                                    ------------
          GROUP TOTAL                                                   148,303
                                                                    ------------
--------------------------------------------------------------------------------
TECHNOLOGY (26.3%)
* Adaptec, Inc.                                     150,800               6,164
* Alantec Corp.                                      30,600               1,775
* Amdahl Corp.                                       28,500                 242
* American Radio Systems Corp.                      140,000               3,815
  AMP, Inc.                                          35,000               1,343
* Amphenol Corp.                                     97,800               2,372
* Analog Devices, Inc.                               51,400               1,818
* Applied Materials, Inc.                            66,000               2,590
* Ascend Communications, Inc.                       210,000              17,036
  Augat, Inc.                                        26,400                 452
  Avnet, Inc.                                       170,900               7,648
* BISYS Group, Inc.                                 160,000               4,840
* BMC Software, Inc.                                154,500               6,566
* Banctec, Inc.                                      32,700                 601
* Bay Networks                                       80,300               3,292
* C-Cube Microsystems, Inc.                         116,000               7,250
* Cadence Design Systems, Inc.                       33,000               1,386
* Cellular Communications Series A                   11,900                 592
* Cheyenne Software, Inc.                           235,000               6,139
* Chips & Technologies, Inc.                        269,700               2,427
* Cidco, Inc.                                        98,600               2,490
* Cirrus Logic                                       23,000                 454
* Cisco Systems, Inc.                               243,200              18,149
* COMPAQ Computer Corp.                             150,000               7,200
* Computer Sciences Corp.                           175,000              12,294
* Computervision Corp.                              250,000               3,844
* Compuware Corp.                                   120,000               2,220
* Cypress Semiconductor Corp.                       539,300               6,876
* DSC Communications Corp.                           19,700                 727
* DST Systems, Inc.                                 134,500               3,833
* Dell Computer                                      20,200                 700
* Digital Equipment Corp.                            21,700               1,391
* Discreet Logic, Inc.                              165,000               4,125
* Dynatech Corp.                                    159,400               2,710
* EMC Corp.                                         118,200               1,817
* Electroglas, Inc.                                  23,700                 587
  L. M. Ericsson Telephone Co.
   ADR Class B                                      140,000               2,713
* Esterline Technologies Corp.                       28,200                 666
* FTP Software, Inc.                                135,000               3,915
  First Data Corp.                                   90,000               6,019
* Gateway 2000 Inc.                                  72,900               1,777

                                                                         Market
                                                                          Value
                                                     Shares              (000)+
--------------------------------------------------------------------------------
* Global Village Communication                       82,200         $     1,541
  HBO and Co.                                        80,000               6,100
* Hadco Corp.                                        31,800                 894
  Harris Corp.                                       10,500                 574
  Hewlett-Packard Co.                               360,700              30,209
* IDX Systems Corp.                                  44,000               1,518
* Integrated Device Technology Inc.                 154,500               1,989
  International Business
   Machines Corp.                                   125,900              11,551
* International Cabletel, Inc.                      180,000               4,320
* Intuit, Inc.                                       80,000               6,240
* KEMET Corp.                                        19,500                 463
* Komag, Inc.                                        28,400               1,296
* Kulicke & Soffa Industries, Inc.                   34,600                 796
* Macromedia                                         17,400                 903
* Maxim Integrated Products, Inc.                    20,600                 788
* McAfee Associates, Inc.                            46,900               2,005
* Mentor Graphics Corp.                             178,200               3,208
  Micron Technology Inc.                            129,500               5,131
* Microsoft Corp.                                    70,000               6,142
* Mobilemedia Corp.                                 273,600               6,019
  Moore Corp. Ltd.                                   91,000               1,695
  Motorola, Inc.                                     75,000               4,275
* National Semiconductor Corp.                       65,700               1,462
* Netscape Communications Corp.                      27,000               3,753
* Network Equipment Technologies                     68,300               1,870
  Nokia Corp. Pfd. ADR                              185,000               7,192
* Novellus Systems, Inc.                              4,800                 259
* Objective Systems Integrators, Inc.                12,500                 681
* Parametric Technology Corp.                       110,000               7,287
* Peoplesoft Inc.                                   110,000               4,675
  Philips Electronics NV                             69,700               2,501
* Policy Management Systems Corp.                   150,000               7,144
* Read-Right Corp.                                   74,500               1,723
* SCI Systems, Inc.                                  18,200                 560
* S3, Inc.                                           91,400               1,600
* Seagate Technology                                131,200               6,232
* Secure Computing Corp.                            142,000               7,881
  Sensormatic Electronics Corp.                     179,700               3,122
* Sequent Computer Systems, Inc                     .33,400                 476
  Shared Medical Systems Corp.                       97,300               5,254
* Shiva Corp.                                        30,000               2,182
* Silicon Valley Group, Inc.                         80,200               2,025
* Sterling Software, Inc.                            15,300                 954
* Sun Microsystems, Inc.                            300,600              13,715
* Symantec Corp.                                    150,000               3,469
* Symbol Technologies, Inc.                          20,000                 790
* Sync Research, Inc.                                63,600               2,878
* Tandem Computers, Inc.                             40,900                 434
* Teradyne, Inc.                                     86,500               2,162
  Texas Instruments, Inc.                           202,600              10,485
* U.S. Robotics Corp.                                70,900               6,204
* VLSI Technology, Inc.                              21,400                 385
  Varian Associates, Inc.                            50,000               2,387
  Vodafone Group PLC ADR                            300,000              10,575
  Wallace Computer Services, Inc.                     4,300                 235
* Wang Laboratories, Inc.                            89,200               1,483
  Xerox Corp.                                        10,700               1,466
* Zebra Technologies Class A                         10,200                 347
                                                                    ------------
        GROUP TOTAL                                                     386,360
                                                                    ------------
--------------------------------------------------------------------------------
TRANSPORT & SERVICES (2.6%)
* AMR Corp.                                          69,400               5,153
  American President Cos., Ltd.                      69,000               1,587
  CSX Corp.                                          26,800               1,223
  Canadian Pacific Ltd.                              49,300                 896
  Delta Air Lines, Inc.                              39,100               2,888
* Federal Express Corp.                              40,300               2,977
  Norfolk Southern Corp.                              8,600                 683
* Northwest Airlines Corp. Class A                  142,100               7,229
  Ryder System, Inc.                                 55,600               1,376
  Southwest Airlines Co.                            335,000               7,789
* Swift Transportation Co., Inc.                    120,500               1,808
* UAL Corp.                                           5,500                 982
  Werner Enterprises, Inc.                          220,000               4,345
                                                                    ------------
      GROUP TOTAL                                                        38,936
                                                                    ------------
--------------------------------------------------------------------------------
UTILITIES (3.0%)
  Ameritech Corp.                                    18,000               1,062
  BellSouth Corp.                                    16,000                 696
  British Telecom PLC ADR                            68,300               3,859
  Centerior Energy Corp.                            201,500               1,788
  Consolidated Edison Co. of
   New York, Inc.                                     4,800                 154
  GTE Corp.                                          26,700               1,175
  General Public Utilities Corp.                      4,300                 146
  MCI Communications Corp.                          400,000              10,450
  NYNEX Corp.                                        14,600                 788
  Ohio Edison Co.                                     5,800                 136
  Pacific Gas & Electric Co.                        165,400               4,693
  Pacific Telesis Group                              22,300                 750
* Public Service Co. of New Mexico                   65,300               1,151
  SCEcorp                                            32,200                 572
  Southern New England
   Telecommunications Corp.                          10,300                 409
  Sprint Corp.                                      185,700               7,405
  Telefonica de Espana ADR                          117,900               4,937
  Unicom Corp.                                      102,600               3,360
                                                                    ------------
       GROUP TOTAL                                                       43,531
                                                                    ------------
--------------------------------------------------------------------------------
MISCELLANEOUS (1.4%)
  American Financial Group, Inc.                     96,800               2,965
* Anixter International Inc.                         64,200               1,196
* CDI Corp.                                          63,200               1,138
  Interpublic Group of Cos., Inc.                    12,500                 542
  Loews Corp.                                        66,400               5,204
  Manpower Inc.                                     105,600               2,970

                                                                         Market
                                                                          Value
                                                      Shares             (000)+
--------------------------------------------------------------------------------
  McKesson Corp.                                     13,300          $      673
  Olsten Corp.                                       68,800               2,718
  PHH Corp.                                          52,100               2,436
  Service Corp. International                        16,000                 704
* Westell Technologies, Inc.                         25,600                 640
                                                                    ------------
         GROUP TOTAL                                                     21,186
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,020,156)                                                   1,345,533
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.2%)
--------------------------------------------------------------------------------
                                                        Face
                                                      Amount
                                                       (000)
                                                      ------
U.S. TREASURY BILL--NOTE E
  5.33%, 3/21/96                                $       300                 296
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.89%, 1/2/96                                    135,214             135,214
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $135,510)                                                       135,510
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
  (Cost $1,155,666)                                                   1,481,043
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.7%)
--------------------------------------------------------------------------------
  Other Assets--Notes C and F                                            47,759
  Liabilities--Note F                                                   (57,704)
                                                                    ------------
                                                                         (9,945)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
  Applicable to 104,424,178 outstanding
   $.10 par value shares
   (authorized 150,000,000 shares)                                   $1,471,098
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                $14.09
================================================================================
+See Note A to Financial Statements.
*Non-Income Producing Security.
ADR=American Depository Receipt.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1995,
  NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                      Amount                Per
                                                       (000)              Share
                                               -------------        ------------
  Paid in Capital                                $1,107,080              $10.60
  Overdistributed Net
   Investment Income                                   (431)                 --
  Accumulated Net
   Realized Gains                                    39,083                 .37
  Unrealized Appreciation
   (Depreciation)--Note E:
   Investment Securities                            325,377                3.12
   Futures Contracts                                    (11)                 --
--------------------------------------------------------------------------------
 NET ASSETS                                      $1,471,098              $14.09
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS


                                                                                                             Year Ended
                                                                                                      December 31, 1995
                                                                                                                  (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
      Dividends     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $  14,208
      Interest      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               5,771
------------------------------------------------------------------------------------------------------------------------
              Total Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              19,979
------------------------------------------------------------------------------------------------------------------------
  EXPENSES
      Investment Advisory Fees--Note B
           Basic Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $2,390
           Performance Adjustments  . . . . . . . . . . . . . . . . . . . . . . . .             (621)             1,769
                                                                                            --------
      The Vanguard Group--Note C
           Management and Administrative  . . . . . . . . . . . . . . . . . . . . .            3,929
           Marketing and Distribution   . . . . . . . . . . . . . . . . . . . . . .              203              4,132
      Taxes (other than income taxes)   . . . . . . . . . . . . . . . . . . . . . .         --------                100
      Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  80
      Auditing Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  10
      Shareholders' Reports   . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  97
      Annual Meeting and Proxy Costs  . . . . . . . . . . . . . . . . . . . . . . .                                  32
      Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . .                                   5
------------------------------------------------------------------------------------------------------------------------
              Total Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .                               6,225
              Expenses Paid Indirectly--Note C  . . . . . . . . . . . . . . . . . .                                (180)
------------------------------------------------------------------------------------------------------------------------
                  Net Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .                               6,045
------------------------------------------------------------------------------------------------------------------------
                  Net Investment Income . . . . . . . . . . . . . . . . . . . . . .                              13,934
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
      Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . .                             142,679
      Futures Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 202
------------------------------------------------------------------------------------------------------------------------
                  Realized Net Gain . . . . . . . . . . . . . . . . . . . . . . . .                             142,881
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
      Investment Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . .                             220,587
      Futures Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  (8)
------------------------------------------------------------------------------------------------------------------------
                  Change in Unrealized Appreciation
                    (Depreciation)  . . . . . . . . . . . . . . . . . . . . . . . .                             220,579
------------------------------------------------------------------------------------------------------------------------
                  Net Increase in Net Assets
                    Resulting from Operations . . . . . . . . . . . . . . . . . . .                            $377,394
------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                        YEAR ENDED           Year Ended
                                                                                 DECEMBER 31, 1995    December 31, 1994
                                                                                             (000)                (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income   . . . . . . . . . . . . . . . . . . . . . . . . . . .        $   13,934            $    12,724
  Realized Net Gain   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           142,881                26,841
  Change in Unrealized Appreciation (Depreciation)    . . . . . . . . . . . . .           220,579               (57,609)
------------------------------------------------------------------------------------------------------------------------
              Net Increase (Decrease) in Net Assets
                  Resulting from Operations . . . . . . . . . . . . . . . . . .           377,394               (18,044)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
  Net Investment Income   . . . . . . . . . . . . . . . . . . . . . . . . . . .           (14,339)              (12,947)
  Realized Net Gain   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (110,668)              (28,776)
------------------------------------------------------------------------------------------------------------------------
              Total Distributions   . . . . . . . . . . . . . . . . . . . . . .          (125,007)              (41,723)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
  Issued      --Regular   . . . . . . . . . . . . . . . . . . . . . . . . . . .           148,280                96,403
              --In Lieu of Cash Distributions   . . . . . . . . . . . . . . . .           118,797                36,605
              --Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . .            87,127                30,934
              --Exchange for Net Assets of Vanguard Specialized
                Portfolios-Service Economy Portfolio--Note G  . . . . . . . . .                --                29,513
  Redeemed    --Regular   . . . . . . . . . . . . . . . . . . . . . . . . . . .          (131,103)             (109,146)
              --Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . .           (79,193)              (84,894)
------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) from Capital Share Transactions   . . . . . . . .           143,908                  (585)
------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease)   . . . . . . . . . . . . . . . . . . . . . . .           396,295               (60,352)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,074,803             1,135,155
------------------------------------------------------------------------------------------------------------------------
  End of Year (3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $1,471,098            $1,074,803
========================================================================================================================
  (1) Distributions Per Share
      Net Investment Income   . . . . . . . . . . . . . . . . . . . . . . . . .             $ .15                  $.14
      Realized Net Gain   . . . . . . . . . . . . . . . . . . . . . . . . . . .             $1.16                  $.31
------------------------------------------------------------------------------------------------------------------------
  (2) Shares Issued and Redeemed
      Issued        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            16,895                11,123
      Issued in Lieu of Cash Distributions  . . . . . . . . . . . . . . . . . .             8,675                 3,196
      Issued in Exchange for Net Assets of Vanguard Specialized
           Portfolios-Service Economy Portfolio--Note G   . . . . . . . . . . .                --                 2,556
      Redeemed      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (15,754)              (16,801)
------------------------------------------------------------------------------------------------------------------------
                                                                                            9,816                    74
------------------------------------------------------------------------------------------------------------------------
  (3) Overdistributed Net Investment Income   . . . . . . . . . . . . . . . . .        $     (431)           $      (26)
------------------------------------------------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS


                                                                                      Year Ended December 31,
                                                                        ------------------------------------------------
For a Share Outstanding Throughout Each Year                               1995      1994      1993      1992      1991
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . . . . .              $11.36    $12.01    $12.65    $12.20    $10.40
INVESTMENT OPERATIONS                                                    ------    ------    ------    ------    ------
  Net Investment Income   . . . . . . . . . . . . . . . . .                 .15       .14       .18       .18       .29
  Net Realized and Unrealized Gain
      (Loss) on Investments   . . . . . . . . . . . . . . .                3.89      (.34)      .71       .97      2.66
                                                                         ------    ------    ------    ------    ------
           TOTAL FROM INVESTMENT OPERATIONS   . . . . . . .                4.04      (.20)      .89      1.15      2.95
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income  . . . . . . . . . .                (.15)     (.14)     (.18)     (.18)     (.29)
  Distributions from Realized Capital Gains   . . . . . . .               (1.16)     (.31)    (1.35)     (.52)     (.86)
                                                                         ------    ------    ------    ------    ------
           TOTAL DISTRIBUTIONS    . . . . . . . . . . . . .               (1.31)     (.45)    (1.53)     (.70)    (1.15)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . . . .              $14.09    $11.36    $12.01    $12.65    $12.20
========================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . . . .             +35.98%    -1.67%    +7.32%    +9.54%   +29.33%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . . . .              $1,471    $1,075    $1,135    $1,116      $957
Ratio of Expenses to Average Net Assets . . . . . . . . . .               .49%*      .50%      .49%      .48%      .46%
Ratio of Net Investment Income
  to Average Net Assets   . . . . . . . . . . . . . . . . .               1.10%     1.15%     1.36%     1.51%     2.36%
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .                 76%       84%       72%       64%       52%
------------------------------------------------------------------------------------------------------------------------

 *Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements. The 1995 Ratio of Expenses to Average Net Assets is .48% after including these reductions. See Note C.

                         NOTES TO FINANCIAL STATEMENTS

Vanguard/Morgan Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities not listed are valued at the latest quoted bid prices. Temporary cash investments acquired over sixty days to maturity are valued utilizing the latest quoted bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of each agreement require that the market value of this collateral is sufficient in the event of default: however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

4. FUTURES: The Fund utilizes Standard & Poor's 500 Index futures contracts to a limited extent, to increase its exposure to the stock market. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the values of futures contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. Under the terms of investment advisory contracts, the Fund pays Wellington Management Company, Franklin Portfolio Associates, and Husic Capital Management investment advisory fees calculated at an annual percentage rate of average net assets of the Fund. The basic fees of each adviser are subject to quarterly adjustments based on performance relative to the Growth Fund Stock Index. For the year ended December 31, 1995, the aggregate investment advisory fee represented an effective annual base rate of .19 of 1% of average net assets, before a decrease of $621,000 (.05 of 1%) based on performance.

The Vanguard Group, Inc. also provides investment advisory services to a portion of the Fund on an at-cost basis.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1995, the Fund had contributed capital of $172,000 to Vanguard (included in Other Assets), representing .9% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

Vanguard has requested the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate or credit to the Fund a portion of the commissions generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. For the year ended December 31, 1995, directed brokerage arrangements reduced the Fund's expenses by $180,000 (.01 of 1% of average net assets).

D. During the year ended December 31, 1995, the Fund made purchases of $885,742,000 and sales of $911,371,000 of investment securities other than U.S. Government securities and temporary cash investments.

E. At December 31, 1995, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes aggregated $325,377,000, of which $355,443,000 related to appreciated securities and $30,066,000 related to depreciated securities.

At December 31, 1995, the aggregate settlement value of open Standard & Poor's 500 Index futures contracts expiring in March 1996, the related unrealized depreciation, and the market value of securities deposited as initial margin for those contracts were $1,546,000, $11,000, and $296,000, respectively.

F. The market value of securities on loan to broker/dealers at December 31, 1995, was $32,502,000 for which the Fund had received cash collateral of $33,047,000.

G. In accordance with the terms of an agreement approved by the shareholders of Vanguard Specialized Portfolios-Service Economy Portfolio (the "Portfolio"), on June 2, 1994, the Fund issued 2,556,000 of its capital shares in exchange for the net assets of the Portfolio of $29,513,000, including $7,453,000 of unrealized appreciation; combined net assets were $1,117,495,000 as of the merger date. Shareholders of the Portfolio received 1.877 shares of the Fund for each share of the Portfolio. This tax-free exchange was accounted for by combining the assets and liabilities of the Fund and the Portfolio at their values on the date of the merger. The identified cost of investments were similarly combined.

                      REPORT OF INDEPENDANT ACCOUNTANTS


To the Shareholders and Board of Directors
Vanguard/Morgan Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Morgan Growth Fund (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
January 31, 1996

                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                     FOR VANGUARD/MORGAN GROWTH FUND, INC.

Corporate shareholders should note that for the fiscal year ended December 31, 1995, 25.1% of the Fund's dividend income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------

HONORARY CHAIRMAN

WALTER L. MORGAN, Founder

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                IAN A. MACKINNON
Senior Vice President              Senior Vice President
Information Technology             Fixed Income Group

JEREMY G. DUFFIELD                 F. WILLIAM MCNABB III
Senior Vice President              Senior Vice President
Planning & Development             Institutional

JAMES H. GATELY                    RALPH K. PACKARD
Senior Vice President              Senior Vice President
Individual Investor Group          Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS


                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS
Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio
Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio


                               FIXED INCOME FUNDS
MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund


                          [THE VANGUARD GROUP LOGO]


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q260-12/95



ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                          VANGUARD MORGAN GROWTH FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through five.

A running head featuring an hour glass, compass & telescope, and battleships in the background appears at the top of page six.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages seven through eleven.

A running head featuring a cannon and battleships in the background appears at the top of page twelve.

A running head featuring open log book, pen and battleships in the background appears at the top of pages thirteen through twenty three.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page twenty four.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.